UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2010
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4300 (Commission File Number)	41-0747868 (I.R.S. Employer Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices, including zip code)
(713) 296-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure
     On July 20, 2010, Apache Corporation (“Apache”) announced that it is commencing a registered underwritten public offering of its common stock. Apache also announced that concurrently with the common stock offering it is commencing a separate registered underwritten public offering of depositary shares. The offering of common stock is not contingent upon the offering of the depositary shares, and the offering of the depositary shares is not contingent upon the offering of the common stock. The full text of the press release announcing the offerings is listed under Item 9.01 as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

99.1	Press release of Apache Corporation, dated July 20, 2010.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Dated: July 20, 2010	By:	/s/ Becky Hoyt
Becky Hoyt
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of Apache Corporation, dated July 20, 2010.